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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 2002


                                TALX CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Missouri                   000-21465                     43-0988805
     --------                ----------------            ---------------------
 (State or Other             (Commission File                (IRS Employer
 Jurisdiction of                  Number)                Identification Number)
 Incorporation)


                                1850 Borman Court
                            St. Louis, Missouri 63146
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 214-7000

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

I.       ACQUISITION OF UNEMPLOYMENT COST MANAGEMENT SERVICES BUSINESS OF GATES
         MCDONALD

         (a)      PURCHASE PRICE AND CONSIDERATION

Pursuant to an asset purchase agreement dated as of March 27, 2002, Garcia Acquisition Sub, Inc. ("Garcia"), a wholly-owned subsidiary of the Registrant, purchased certain of the assets and assumed certain of the liabilities of the unemployment cost management services business (the "GM Unemployment Compensation Business") of Gates, McDonald & Company, a subsidiary of Nationwide Mutual Insurance Company, for $43,250,000. The purchase price was determined based on arms'-length negotiations, and was paid in cash, a portion of which was financed, as discussed below in Section III. The asset purchase agreement provides for indemnification of the Registrant by Gates, McDonald & Company for certain existing liabilities and obligations of the business, subject to certain limitations. An escrow account, to be maintained by a bank pursuant to the terms of an escrow agreement, is also available for a limited period of time to satisfy the indemnification obligations of Gates McDonald under the asset purchase agreement, subject to certain limitations contained in the asset purchase agreement. Four million dollars ($4,000,000) of the purchase price was paid into the escrow account.

The GM Unemployment Compensation Business purchased by the Registrant provides unemployment cost management services to a broad range of employers. This business will continue through the Registrant's wholly-owned subsidiary Garcia.

The parties executed several ancillary agreements in connection with the asset purchase agreement in order to provide for the orderly transition of the GM Unemployment Compensation Business and the employees of such Business from Gates McDonald & Company to the Registrant. These ancillary documents included a transition services agreement, an intellectual property license agreement, a lease services agreement and an employee services agreement.

The foregoing description of the asset purchase agreement and such ancillary documents is only a summary of certain terms and conditions of these agreements and is qualified in its entirety by reference to the agreements themselves, which have been filed as Exhibits 2.1, 2.2, 2.5, 2.6, 2.7 and 2.8 hereto and which are incorporated by reference herein.

         (b)      ASSETS OF THE BUSINESS PURCHASED AND INTENDED USE OF THE
                  ASSETS

The physical assets of the GM Unemployment Compensation Business consist principally of computer and office equipment and furniture. The GM Unemployment Compensation Business operates in leased office space in its Columbus, Ohio headquarters and approximately 26 other locations.


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The GM Unemployment Compensation Business assets are used to provide unemployment cost management services to a broad range of employers. Additionally, together with the purchase of the common stock and options to purchase stock of Frick (defined below in Section II), the Registrant believes that the asset purchase will permit the Registrant's core human resource and payroll services business to expand to include unemployment cost management services.

The Registrant intends to use the purchased assets of the GM Unemployment Compensation Business in furthering the Registrant's business and to continue the GM Unemployment Compensation Business, through Garcia, as described above. The Registrant believes the services provided by the GM Unemployment Compensation Business purchased by Garcia are complementary to its services and intends to cross-sell those services to the Registrant's existing client base.

II.      ACQUISITION OF JAMES E. FRICK, INC.

         (a)      PURCHASE PRICE AND CONSIDERATION.

Pursuant to an acquisition agreement dated as of March 27, 2002, the Registrant purchased all of the 257,200 issued and outstanding shares of common stock of James E. Frick, Inc., d/b/a The Frick Company, a Missouri corporation ("Frick") from the James E. Frick Profit Sharing and Employee Stock Ownership Plan (the "ESOP"), and options to acquire 190,500 shares of Frick's common stock held by the four principal optionholders, in exchange for a total purchase price of $80,000,000, which includes amounts allocable to offer to purchase remaining options to purchase 29,000 shares held by key employee optionholders. The purchase price is based on a value of $162.60 per share of common stock, less in the case of an option, the exercise price and withholding and other applicable taxes, plus up to $16.78 from the escrow, as described below. The purchase price was determined based on arms'-length negotiations, and was paid in cash, a portion of which was financed, as discussed below in Section III.

Frick provides unemployment cost control, unemployment claims handling, tax planning and related services and employment information verification services to a broad range of clients. Frick will be a wholly owned subsidiary of the Registrant.

The acquisition agreement contemplates that, during a limited period of time subsequent to the closing, the Registrant will offer to purchase from the key employee optionholders the remaining options to purchase 29,000 shares of Frick's common stock subject to the same terms and conditions as, and for a price per share of underlying common stock equal to that received by, the four principal optionholders under the acquisition agreement.

Furthermore, the terms of the acquisition agreement required the sellers to enter into an escrow agreement with the Registrant. For such purpose, $8,000,000 of the purchase price was deposited with a bank to be disbursed in accordance with the escrow agreement. Of the escrow funds, $3,000,000 is available to satisfy the Registrant's claims relating only to the tax and intellectual property representations, warranties and covenants, and the remainder is available to



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satisfy any type of indemnifiable claim under the acquisition agreement. The sellers' indemnification obligations terminate, and the undisputed escrow funds will be distributed on March 27, 2003. Except for claims related to willful misrepresentation, the Registrant's only remedy for indemnified losses is against the escrow.

The foregoing description of the acquisition agreement and the escrow agreement is only a summary of certain terms and conditions of those agreements and is qualified in its entirety by reference to the agreements themselves, copies of which have been filed as Exhibits 2.3 and 2.4 hereto and which are incorporated by reference herein.

         (b)      ASSETS OF THE PURCHASED BUSINESS AND INTENDED USE OF THE
                  ASSETS

The physical assets of Frick consist principally of computer and office equipment and furniture. Frick operates in leased office space in its St. Louis, Missouri headquarters and 20 other locations.

Frick uses its assets in providing unemployment costs control, unemployment claims handling, tax planning and related services and employment information verification services. Additionally, together with the purchase of the GM Unemployment Compensation Business, the Registrant believes that the Frick purchase will permit the Registrant's core human resource and payroll services business to expand to include unemployment cost management services.

The Registrant believes the services provided by Frick are complementary to its services and intends to cross-sell Frick's application services to the Registrant's existing client base. The Registrant intends to use the assets of Frick in furthering the Registrant's business and to continue the business of Frick as described above.

III.     FINANCING OF TRANSACTIONS

In connection with the acquisitions of the GM Unemployment Compensation Business and Frick, on March 27, 2002, pursuant to a loan agreement dated as of March 27, 2002, (the "Loan Agreement"), the Registrant obtained secured financing consisting of a $30,000,000 term loan (the "Term Loan") and a $10,000,000 revolving credit facility (the "Revolving Credit Facility") from LaSalle Bank National Association, as administrative agent and lender, and Southwest Bank of St. Louis, as lender, and any other lenders that may become party to the Loan Agreement (collectively, the "Lenders"). The Registrant utilized the proceeds of the Term Loan to pay a portion of the purchase price for the acquisitions; however, the Registrant has not borrowed under the Revolving Credit Facility. Principal of the Term Loan must be repaid by the Registrant in quarterly installments, with the final installment due on February 27, 2005. In addition, principal payments are required out of excess cash flow. The Revolving Credit Facility also matures on February 27, 2005. The Term Loan and advances under the Revolving Credit Facility bear interest at rates selected by the Registrant under the terms of the Loan Agreement, including a base rate or eurodollar rate, plus an applicable margin. During the first twelve months



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after closing, eurodollar rate loans will bear interest at the applicable eurodollar rate plus 2.25% and base rate loans will bear interest at the applicable base rate plus 0.00%. After that, the applicable margin for eurodollar rate loans will vary from 2.00% to 2.25%, and the applicable margin for base rate loans will remain at 0.00%, in each case based upon the Registrant's ratio of total indebtedness to EBITDA. The Registrant may make prepayments under the Term Loan during the first twelve months after the closing date without penalty, except that the Registrant will be obligated to pay a $600,000 prepayment premium under certain limited circumstances. In addition, if William W. Canfield ceases serving as the Registrant's chief executive officer during the first 24 months after closing, and the Registrant does not retain a substitute satisfactory to the Lenders within 120 days, then the Registrant is required to repay all outstanding loans (term and revolving).

The Loan Agreement is secured by security interests in substantially all the assets of the Registrant and of its three subsidiaries (Ti3, Inc., a Texas corporation, Garcia and Frick), the guarantees of the Registrant's three subsidiaries, and a pledge of the stock of each of those subsidiaries.

The Loan Agreement includes certain covenants, including, without limitation, restrictions on the use of proceeds of the Term Loan and loans made under the Revolving Credit Facility. The Term Loan was to be used solely to pay a portion of the purchase price for the acquisitions of the GM Unemployment Compensation Business and Frick. The proceeds of loans made under the Revolving Credit Facility may be used solely for working capital, permitted capital expenditures, as the source for payment of the Registrant's obligations with respect to certain existing letters of credit, to pay the transaction cost of the Loan Agreement, and to finance certain permitted acquisitions. The Loan Agreement also requires compliance with certain financial covenants based on the Registrant's minimum net worth, minimum EBITDA, its ratio of total indebtedness to EBITDA and its ratio of EBITDA to fixed charges. The Loan Agreement further requires compliance with certain operating covenants which limit, among other things, the incurrence of additional indebtedness by the Registrant and its subsidiaries, the amount of capital expenditures to be made by Registrant and its subsidiaries, sales of assets and mergers and dissolutions, and impose restrictions on distributions to shareholders, change of control of the Registrant, investments, acquisitions and liens.

The foregoing description of the Loan Agreement and the related security, pledge, collateral assignment and guaranty agreements is only a summary of certain terms and conditions of those agreements and is qualified in its entirety by reference to the agreements themselves, copies of which have been filed as Exhibits 10.1 through 10.13 hereto and which are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Financial statements required by this Item 7 are not included in this initial report on Form 8-K. Such financial statements will be filed by amendment not later than June 10, 2002.



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         (b)      PRO FORMA FINANCIAL INFORMATION

Pro forma financial information required by this Item 7 are not included in this initial report on Form 8-K. Such pro forma financial information will be filed by amendment not later than June 10, 2002.

         (c)      EXHIBITS

See Index to Exhibits.

ITEM 9. REGULATION FD DISCLOSURE.

The Registrant issued a press release relating to the transactions, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 2, 2002                TALX CORPORATION

                                   By: /s/ Craig N. Cohen
                                       -----------------------------------------
                                       Craig N. Cohen
                                       Vice President - Application Services and
                                       Software, and Chief Financial Officer



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                                INDEX TO EXHIBITS

     EXHIBIT NO.                           DESCRIPTION
     -----------                           -----------
         2.1      Asset Purchase Agreement between Gates, McDonald & Company and
                  Garcia Acquisition Sub, Inc. dated as of March 27, 2002

         2.2      Escrow Agreement by and among Garcia Acquisition Sub, Inc.,
                  Gates, McDonald & Company and LaSalle Bank National
                  Association dated as of March 27, 2002

         2.3      Acquisition Agreement by and among the James E. Frick Profit
                  Sharing and Employee Stock Ownership Plan and the principal holders of options to acquire capital stock of James E. Frick, Inc. and TALX Corporation dated as of March 27, 2002

         2.4 Escrow Agreement by and among TALX Corporation, Falcon, LLC and UMB Bank, N.A. dated as of March 27, 2002

         2.5      Lease Services Agreement by and between Gates, McDonald &
                  Company and Garcia Acquisition Sub, Inc. dated as of March 27,
                  2002

         2.6      Employee Services Agreement by and between Nationwide Mutual
                  Insurance Company and Garcia Acquisition Sub, Inc. dated as of
                  March 27, 2002

         2.7      Master Transition Services Agreement by and between Gates,
                  McDonald & Company and Garcia Acquisition Sub, Inc. dated as of March 27, 2002

         2.8      Intellectual Property License Agreement by and between Gates,
                  McDonald & Company and Garcia Acquisition Sub, Inc. dated as of March 27, 2002

         10.1     Loan Agreement among LaSalle Bank National Association,
                  Southwest Bank of St. Louis and TALX Corporation dated as of
                  March 27, 2002

         10.2 Security Agreement executed and delivered by TALX Corporation in favor of LaSalle Bank National Association dated as of March 27, 2002

         10.3 Security Agreement executed and delivered by Ti3, Inc. in favor of LaSalle Bank National Association dated as of March
                  27, 2002

         10.4     Security Agreement executed and delivered by Garcia
                  Acquisition Sub, Inc. in favor of LaSalle Bank National
                  Association dated as of March 27, 2002

         10.5     Security Agreement executed and delivered by James E. Frick,
                  Inc. in favor of LaSalle Bank National Association dated as of March 27, 2002

         10.6 Collateral Assignment of Asset Purchase Agreement executed and delivered by Garcia Acquisition Sub, Inc. in favor of LaSalle
                  Bank National Association dated as of March 27, 2002

         10.7 Collateral Assignment of Asset Purchase Agreement executed and delivered by TALX Corporation in favor of LaSalle Bank
                  National Association dated as of March 27, 2002

         10.8     Stock Pledge of Ti3 Stock executed and delivered by TALX
                  Corporation in favor of LaSalle Bank National Association dated as of March 27, 2002

         10.9     Stock Pledge of Garcia Stock executed and delivered by TALX
                  Corporation in favor of LaSalle Bank National Association dated as of March 27, 2002

         10.10    Stock Pledge of Frick Stock executed and delivered by TALX
                  Corporation in favor of LaSalle Bank National Association dated as of March 27, 2002

         10.11 Guaranty executed and delivered by Ti3, Inc. in favor of LaSalle Bank National Association dated as of March 27, 2002



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
         10.12    Guaranty executed and delivered by Garcia Acquisition Sub,
                  Inc. in favor of LaSalle Bank National Association dated as of March 27, 2002

         10.13 Guaranty executed and delivered by James E. Frick, Inc. in favor of LaSalle Bank National Association dated as of March
                  27, 2002

         99.1     Press Release, dated March 27, 2002